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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM  8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     MAY 30, 1995


                       PARAMETRIC TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


      MASSACHUSETTS                 0-18059             04-2866152
(State or other jurisdiction      (Commission         (IRS Employer
     of Incorporation)            File number)        Identification No.)


        128 TECHNOLOGY DRIVE
       WALTHAM, MASSACHUSETTS                                02154
(Address of principal executive offices)                   (Zip Code)


Registrants telephone number, including area code:  (617) 398-5000


                          NO CHANGE SINCE LAST REPORT
         (Former name or former address, if changed since last report)



                 Total number of sequentially numbered pages: 8


                        Exhibit Index appears on page 4

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ITEM 5.  OTHER EVENTS
         ------------


     Parametric Technology Corporation (the "Registrant") hereby incorporates by reference the contents of its press release dated May 30, 1995, a copy of which is filed as Exhibit 99.1 to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------


     (c) Exhibits



     Exhibit No.                   Exhibit
     -----------                   -------

        99.1             Press Release dated May 30, 1995.

                                       2
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Parametric Technology Corporation



June 7, 1995                           By:  /S/  Mark J. Gallagher
                                           ------------------------------------
                                           Mark J. Gallagher
                                           Senior Vice President of Finance and
                                           Administration, Chief Financial
                                           Officer and Treasurer

                                       3
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                                 EXHIBIT INDEX


Exhibit No.                      Description                          Page
- -----------                      -----------                          ----

  99.1        Press Release of the Company dated May 30, 1995          5




                                       4